UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 28, 2011
RXI PHARMACEUTICALS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512

(State or other jurisdiction of of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
60 Prescott Street, Worcester, MA 01605

(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (508) 767-3861
Not Applicable
Former name or former address, if changed since last report
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Exhibits
Signature
Index to Exhibits
EX-1.1
EX-4.1
EX-4.2
EX-5.1
EX-99.1
EX-99.2

Item 1.01 Entry into a Material Definitive Agreement
     On March 1, 2011, RXi Pharmaceuticals Corporation (the “Company”) entered into an Underwriting Agreement with Lazard Capital Markets LLC, as the sole book-running manager, and ROTH Capital Partners, LLC, as co-manager (collectively, the “Underwriters”), related to the public offering of (i) an aggregate of 6,000,000 shares of common stock, par value $.0001 per share (“Common Stock”), (ii) thirteen-month warrants to purchase an aggregate of 3,000,000 shares of Common Stock (the “Thirteen-Month Warrants”) and (iii) five-year warrants to purchase an aggregate of 3,000,000 shares of Common Stock (the “Five-Year Warrants” and, together with the Thirteen-Month Warrants, the “Warrants”). The shares of Common Stock and Warrants are being sold as units (“Units”), with each Unit consisting of (i) one share of Common Stock, (ii) one Thirteen-Month Warrant to purchase 0.50 of a share of Common Stock and (iii) one Five-Year Warrant to purchase 0.50 of a share of Common Stock, at a public offering price of $1.35 per Unit, less the underwriting discount payable by the Company (the “Offering”). The Underwriters will purchase the Units at a discounted price of $1.2555 per Unit, representing seven percent (7.0%) discount to the public offering price.
     The Thirteen-Month Warrants to be issued in the Offering will be exercisable for a period of thirteen months from the date of issuance at an exercise price of $1.70 per share and the Five-Year Warrants will be exercisable for a period of five years from the date of issuance at an exercise price of $1.87 per share. The exercise price and number of shares of common stock issuable on exercise of the Warrants will be subject to adjustment in the event of any stock split, reverse stock split, stock dividend, recapitalization, reorganization or similar transaction, among other events as described in the Warrants. In addition, the Warrants contain full-ratchet anti-dilution protection upon the issuance of any common stock, securities convertible into common stock, or certain other issuances at a price below the then-existing exercise price of the Warrants, with certain exceptions.
     The Offering is expected to close on March 4, 2011, subject to the satisfaction of customary closing conditions. The net proceeds to the Company are expected to be approximately $7,358,000, assuming no exercise of the Warrants and after deducting underwriting discount and estimated expenses payable by the Company associated with the Offering. The Offering is being made pursuant to a preliminary prospectus supplement dated February 28, 2011 and an accompanying prospectus dated May 21, 2010 under the Company’s existing shelf registration statement on Form S-3 (File No. 333-167025), which was filed with the Securities and Exchange Commission (the “Commission”) on May 21, 2010 and declared effective by the Commission on May 28, 2010.
     The Underwriting Agreement contains customary representations, warranties, and agreements by the Company, and customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties, and termination provisions.
     The Underwriting Agreement is attached hereto as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement.
     A copy of the opinion of Ropes & Gray LLP relating to the legality of the issuance and sale of the securities in the Offering is attached as Exhibit 5.1 hereto. Copies of the Underwriting Agreement and the form of Thirteen-Month Warrant and Five-Year Warrant to be issued in connection with the Offering are filed herewith as Exhibits 1.1, 4.1 and 4.2, respectively, and are incorporated herein by reference. The foregoing description of the Offering by the Company and the documentation related thereto does not purport to be complete and is qualified in its entirety by reference to such Exhibits.
Item 8.01 Other Events
     Reference is made to the description of the Offering in Item 1.01. The Company agreed in the Underwriting Agreement, subject to certain exceptions, not to offer and sell any shares of its Common Stock or securities convertible into or exercisable or exchangeable for shares of its Common Stock for a period of ninety (90) days following the Offering without the written consent of the Underwriters. However, the Company may issue securities (i) pursuant to its employee benefit and compensation plans and (ii) in connection with strategic alliances involving the Company and in other cases as specified in the Underwriting Agreement.
     On February 28, 2011, the Company issued a press release announcing the Offering. On March 1, 2011, the Company issued a press release announcing the pricing of the Offering. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are each incorporated herein by reference.
Item 9.01 Exhibits
(d)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement dated as of March 1, 2011 by and among RXi Pharmaceuticals Corporation, Lazard Capital Markets LLC and ROTH Capital Partners, LLC

4.1	Form of Thirteen-Month Warrant

4.2	Form of Five-Year Warrant

5.1	Opinion of Ropes & Gray LLP

23.1	Consent of Ropes & Gray LLP (contained in Exhibit 5.1 above)

99.1	Press release of RXi Pharmaceuticals Corporation issued February 28, 2011

99.2	Press release of RXi Pharmaceuticals Corporation issued March 1, 2011

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RXI PHARMACEUTICALS CORPORATION
Date: March 1, 2011	By:	/s/ Noah D. Beerman
		Name:	Noah D. Beerman
		Title:	Chief Executive Officer

Index to Exhibits

1.1	Underwriting Agreement dated as of March 1, 2011 by and among RXi Pharmaceuticals Corporation, Lazard Capital Markets LLC and ROTH Capital Partners, LLC

4.1	Form of Thirteen-Month Warrant

4.2	Form of Five-Year Warrant

5.1	Opinion of Ropes & Gray LLP

23.1	Consent of Ropes & Gray LLP (contained in Exhibit 5.1 above)

99.1	Press release of RXi Pharmaceuticals Corporation issued February 28, 2011

99.2	Press release of RXi Pharmaceuticals Corporation issued March 1, 2011